VECTRUS FOURTH QUARTER 2017 RESULTS AND ISSUANCE OF 2018 GUIDANCE CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER MARCH 1, 2018

SAFE HARBOR STATEMENT Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2018 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2018 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OUR NEW CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF SENTEL CORPORATION INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS, INCLUDING ITS OPERATIONS IN AFGHANISTAN; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2017 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Q4 & FULL-YEAR 2017 HIGHLIGHTS Page 3 • Q4 2017 financial results o Revenue of $296 million, up $8 million or 2.6% o Operating margin of 3.5% o Diluted EPS of $3.70; adjusted diluted EPS 1 $0.57 • Full-year 2017 financial results o Revenue of $1,115 million, down $76 million or 6.4% o Operating margin of 3.7% o Diluted EPS of $5.31; adjusted diluted EPS 1 $2.17 o Net cash provided by operating activities of $35.4 million • Developed and began the execution of our strategy to become a leader in the converged infrastructure market • Added several new leaders to position Vectrus for future growth • Negotiated and closed new and expanded credit facility • Increased backlog 24% to $2.9 billion • Successfully phased-in several multi-year contracts of approximately $1.4 billion (1) See appendix for reconciliation of non-GAAP measure. Change in deferred tax liability related to Tax Cuts and Jobs Act.

U.S. Air Force SECURING THE BASE Page 4 Contract Name Contract Type Contract Value Contract Duration Maxwell BOS Firm-Fixed Price $278M May 2017 Mar 2024 Keesler Firm-Fixed Price $97M Aug 2017 May 2024 AFCAP Firm-Fixed Price $23M Mar 2017 Mar 2021 OPMAS-E Firm-Fixed Price $115M Jun 2017 Jan 2022 Kuwait DFAC 3.0 Cost-Plus $108M Feb 2018 Feb 2023 Integrated Electronic Surveillance System Maintenance Firm-Fixed Price $4.5M Jan 2018 Jan 2021 Thule Firm-Fixed Price $411M Oct 2017 Sept 2024 U.S. Army Range Support Services II Cost-Plus $488M Oct 2017 Mar 2034

27%25% 73%75% 0% 20% 40% 60% 80% 100% 20172016 Firm-Fixed-Price Cost-Plus and Cost Reimbursable 84% 2% 14% 82% 2% 16% Army Navy Air Force $0.7 $0.7 $2.2 $1.7 20172016 Funded Unfunded SHIFTING PORTFOLIO Page 5 Contract Mix ShiftDiversifying Client Mix Increased Backlog ($B) Favorable Prime / Sub Mix (2017) 97% 3% Prime Sub 2 0 1 7 2 0 1 6 $2.4 $2.9

BUSINESS UPDATE Page 6 • Capital deployment will focus on organic and inorganic growth opportunities that align with our strategy • New business update o Almost $7 billion in potential new business opportunities identified over the next 12 months o Approx. $1 billion of proposals submitted and pending potential award • K-BOSSS and LOGCAP V update • Fiscal 2018 guidance • Colorado Springs headquarters relocation to a new, employee friendly, and modernized facility • Subsequent to year-end, on January 23, 2018 Vectrus purchased SENTEL Corporation

SENTEL CAPABILITIES Page 7 SENTEL is a mission-focused business with expertise in specialized disciplines including Engineering and Advanced Technology Solutions, Intelligence Mission Support, and Logistics and Supply Chain Management (est. 1986). Fiscal 2017 revenue was $107 million. • Worldwide secure construction design and oversight • Multi-level secure network design and certification • Multi-source intelligence- related services • Horizontally integrated security and engineering techniques Mission Support Provides multidisciplinary mission support across various clients, primarily the intelligence community. In September 2016, SENTEL won its largest intel contract as a prime to provide Worldwide Logistics Management Services. • Systems Integration • Electromagnetic Effects • Engineering • Data Analysis • Software Engineering • Secure Network Solutions Develops solutions designed for spectrum management systems, sensor networks, border surveillance systems, perimeter surveillance systems. Engineering & IT SENTEL has a legacy in electromagnetic effects, ensuring that all components (platforms, systems, subsystems, equipment) on a ship/aircraft can operate without interference. Also provides various IT support and software engineering to DoD & Federal Civilian clients. • Initial Distribution • Storage Warehousing • Asset Management • Management & Redistribution Support • Disposal Operations Logistics Provides a wide range of services to address logistical planning through the execution of sustainment operations. In February 2016, SENTEL was awarded the largest task order in its history to provide logistics support for the Logistics Readiness Center at Fort Bragg.

Page 8 DIFFERENTIATE THROUGH HIGHER-VALUE OFFERINGS ATTAIN 7% EBITDA MARGINS GROW REVENUE TO $2.5B HOW: Transform the way in which Logistics and Facilities services are delivered; become a full lifecycle provider in the converged infrastructure market; create partnerships with leading solutions providers ACTION: Transform Vectrus into a higher value, technology-enabled and differentiated platform ACTION: Grow revenue through deliberate organic activities and purposeful and prudent acquisitions HOW: Organic expansion of programs and contracts; Business development/sales enhancement; inorganic opportunities ACTION: Improve business positioning to yield 7% EBITDA margins HOW: Grow Top line; execution of Enterprise Vectrus; infuse higher value capabilities into our programs Vectrus will be an innovator and leader in the convergence of our clients' physical and digital infrastructure and supply chains, targeting $2.5 billion in revenue and 7% EBITDA margins FIVE YEAR PLAN, TARGETED OUTCOMES

2017 FINANCIAL RESULTS Page 9 (1) See appendix for reconciliation of non-GAAP measure. Change in deferred tax liability related to Tax Cuts and Jobs Act. (In millions, except Operating Margin and Diluted Earnings Per Share) Q4 2017 Q4 2016 vs 2016 2017 2016 vs. 2016 Revenue 295.8$ 288.2$ 7.6$ 1,114.8$ 1,190.5$ (75.7)$ Operating Income 10.3$ 8.6$ 1.7$ 41.2$ 42.8$ (1.6)$ Operating Margin 3.5% 3.0% 0.5% 3.7% 3.6% 0.1 % Net Income 41.6$ 4.4$ 37.2$ 59.5$ 23.7$ 35.8$ Adjusted Net Income 1 6.4$ 4.4$ 2.0$ 24.4$ 23.7$ 0.7$ Diluted Earnings Per Share 3.70$ 0.40$ 3.30$ 5.31$ 2.16$ 3.15$ Adjusted Diluted Earnings Per Share 1 0.57$ 0.40$ 0.17$ 2.17$ 2.16$ 0.01$ Net Cash Provided by Operating Activities 35.4$ 36.6$ (1.2)$ Three Months Ended December 31, Year Ended December 31,

BACKLOG(1) Page 10 (2) (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Court of Claims. • Total backlog $2,933 million as of December 31, 2017 o Funded backlog $719 million o Unfunded backlog $2,214 million $0.7 $0.9 $0.9 $0.8 $0.7 $1.7 $2.0 $1.9 $2.3 $2.2 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Funded Unfunded $2.4 $2.9 $2.8 $3.1 $2.9 ($B)

2018 GUIDANCE SUMMARY Page 11 2018 guidance assumptions: • Non-recurring transaction related expenses related to acquisition of SENTEL of $3 million • Capital expenditures approximately $9 million • Depreciation and amortization approximately $4.2 million • 2018 mandatory debt payments $4 million • Interest expense approximately $4.3 million • Estimated tax rate of 22% • Diluted EPS assumes 11.3 million weighted average diluted shares outstanding at December 31, 2018 (1) See appendix for reconciliation of non-GAAP measure. Change in deferred tax liability related to Tax Cuts and Jobs Act. $ millions, except for operating margin and per share amounts 2017 2018 Mid Var %Var Revenue 1,205$ to 1,275$ 1,115$ 1,240$ 125$ 11.2 % Operating Margin 3.6 % to 4.0% 3.7% 3.8% 10 bps Net Income 30.5$ to 36.4$ 59.5$ 33.5$ (26.0)$ (43.7)% Adjusted Net Income 1 24.4$ Diluted EPS 2.70$ to 3.22$ 5.31$ 2.96$ (2.35)$ (44.3)% Adjusted diluted EPS 1 2.17$ Cash Provided by Operating Activities 35.0$ to 39.0$ 35.4$ 37.0$ 1.6$ 4.5% 2018 Guidance

APPENDIX Page 12

RECONCILIATION OF NON-GAAP MEASURES Page 13 The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted net income and adjusted diluted earnings per share to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted net income and adjusted diluted earnings per share, however, are not measures of financial performance under general ly accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. (In thousands, except per share data) Adjusted Net Income and Adjusted Diluted Earnings Per Share (Non-GAAP Measure) 2017 2016 2017 2016 Net income 41,567$ 4,409$ 59,497$ 23,655$ Revaluation of deferred tax liability 1 (35,139) — (35,139) — Adjusted net income 6,428$ 4,409$ 24,358$ 23,655$ GAAP EPS, dilu e $3.70 $0.40 $5.31 $2.16 Adju t d EPS, dilut d $0.57 $0.40 $2.17 $2.16 Weighted average common shares outstanding, diluted 11,234 10,988 11,209 10,974 Three Months Ended December 31, Year Ended December 31, 1 Change in deferred tax liability related to change in federal tax rate under Tax Cuts and Jobs Act.

CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER VECTRUS FOURTH QUARTER 2017 RESULTS AND ISSUANCE 2018 GUIDANCE